STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this "Agreement"), made this 1st day of October 2003 by and between Sure Trace Securities Corporation, a Utah company (the "Issuer"), Can-West Venture Capital Inc., an Alberta corporation (the "Purchaser"). In consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

ARTICLE I

SUBSCRIPTION

1.01 Subscription Offer. Subject to the terms and conditions hereof and acceptance by the Seller, the Purchaser hereby irrevocably agrees to purchase 39,450,319 shares of the Issuer's common stock (the "Securities") at a price of $0.63371 USD per share for an aggregate purchase price of $25 million (the "Purchase Price"). The Purchase Price is payable in full by check payable to: Sure Trace Securities Corporation or its representatives, as may be directed by the Issuer.

1.02 Restrictions on Securities.

(a) The Securities have not been registered under the United States Securities Act of 1933 (the "Act") or any applicable state or provincial securities laws.

(b) The Securities are "restricted" as that term is defined in Rule 144 under the Act.

(c) All certificates and other documents evidencing the Securities shall bear restrictive legends in substantially the language set forth below:

"THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE ISSUED IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED IN SECTION 5 OF THE ACT AND THE REGULATIONS THEREUNDER. IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THESE SECURITIES WITHOUT AN OPINION OF COUNSEL FOR THE COMPANY THAT A PROPOSED TRANSFER OR SALE OF THESE SECURITIES DOES NOT AFFECT THE ORIGINAL SALE OF SECURITIES FROM THE COMPANY PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED IN SECTION 5 OF THE ACT AND THE REGULATIONS THEREUNDER AND IS IN COMPLIANCE WITH ALL APPLICABLE STATE OR FEDERAL SECURITIES LAWS. UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE THE EARLIER OF (I) THE DATE THAT IS 12 MONTHS AND A DAY AFTER THE DATE THE ISSUER FIRST BECAME A REPORTING ISSUER IN ANY OF ALBERTA, BRITISH COLUMBIA, MANITOBA, NOVA SCOTIA, ONTARIO, QUEBEC AND SASKATCHEWAN, IF THE ISSUER IS A SEDAR FILER, AND (II) THE DATE THAT IS 12 MONTHS AND A DAY AFTER THE LATER OF (A) THE DISTRIBUTION DATE, AND (B) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN THE LOCAL JURISDICTION OF THE PURCHASER OF THE SECURITIES THAT ARE THE SUBJECT OF THE TRADE."

The Securities may not be offered for sale, sold, or otherwise transferred except pursuant to an effective registration statement under the Act or an exemption from registration, the availability of which is to be established to the satisfaction of the Seller.

1.03 Closing. Delivery of payment for the Securities (the "Closing") will be completed at the offices of the Issuer's U.S. securities counsel, W. Scott Lawler, Esq., located at 1530 9th Avenue, S.E., Calgary, Alberta, on or before the close of business on (the "Closing Time") on October 1, 2003 or such earlier or later date or time as the Issuer shall determine (the "Closing Date"). The Closing will only take place in accordance with all related applicable regulatory approvals and requirements. At the closing, share certificates representing such number of Securities for which the Issuer has received the Purchase Price in immediately available US funds shall be released to the Purchaser. Certificates representing the remaining Securities will be held in trust by Mr. Lawler pending payment to the Issuer of the Purchase Price in immediately available US funds. Any Securities not paid for by the Purchaser by February 1, 2004, may be returned by the Issuer to the transfer agent for cancellation and return to treasury.

1.04 Price Guarantee. The Issuer hereby guarantees that the market value of the Securities purchased under this Agreement shall have a minimum value equal to 150% of the total Purchase Price on the first anniversary of this Agreement and a minimum value equal to 300% of the total Purchase Price on the second anniversary of this Agreement. In the event that the average thirty (30) day closing market price for the Issuer's stock immediately prior to the first or second anniversary hereof, multiplied by the number of Securities purchased hereunder, is not equal to the aforementioned minimum value, then the Issuer, on the first business day following such anniversary, as the case may be, shall issue to the Purchaser such additional number of shares of its common stock (the "Additional Shares") so that the Securities and the Additional Shares in the aggregate are equal to the minimum values set forth above.

1.05 No Sale Period. The Purchaser hereby agrees, covenants, represents and warrants to the Issuer that it shall not, nor shall any of its officers, directors, employees, agents, consultants, affiliates, representatives, sell any shares of the Issuer's common stock in the market nor shall any of the foregoing cause, directly or indirectly, any such sales, during the sixty (60) day period of time immediately prior to each of the first and second anniversaries of this Agreement.

1.06 Notice of Sale. The Purchaser hereby agrees, covenants, represents and warrants to the Issuer that it shall during the first three (3) years from the date hereof provide the Issuer with prior written notice of the Purchaser's intent to sell any of the Securities. The Issuer or its nominee shall have the option to purchase from the Purchaser such number of Securities that the Purchaser indicated in its written notice it intends to sell. The purchase price for such Securities shall be the closing market price on the day immediately prior to the date of the Purchaser's written notice to the Issuer. The Issuer shall exercise its option to purchase such Securities by delivery to the Purchaser of a written notice of election to purchase and payment of the purchase price within three (3) business days of its receipt of Purchaser's written notice.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

In order to induce the Issuer to enter into the Agreement and to issue the Securities, the Purchaser hereby covenants with, and represents to, the Issuer as follows:

2.01 Status of the Purchaser. The Purchaser, is in good standing in province of Alberta, and has requisite power and authority to enter into and consummate the transactions contemplated by this Agreement.

2.02 Understanding of Investment Risks. The Purchaser understands that there is either no market or a limited market for the Securities and no assurance that a market will fully develop, and that realization of the objectives of the Issuer is subject to significant economic and business risks.

2.03 Understanding of Nature of Securities. The Purchaser understands that:

(a) The Securities are speculative investments that involve a high degree of risk of loss of the Purchaser's entire investment;

(b) The Purchaser must bear the economic risk of investment in the Securities for an indefinite period of time since the Securities have not been registered under the Act or any state securities laws and therefore cannot be sold unless they are subsequently registered under the Act and/or applicable state or provincial securities laws, or exemptions from such registration are available;

(c) The Securities are "restricted" as that term is defined in Rule 144 under the Act;

(d) The Securities cannot be sold or transferred for value without registration under the Act and applicable state or provincial laws or exemption therefrom;

(e) The certificates and other documents evidencing the Securities shall include provisions substantially in the form of the legends set forth in Section 1.02(c) hereof, which the Purchaser has read and understands;

(f) Only the Issuer can register the Securities or any part thereof under the Act and applicable state securities laws and the Issuer has no obligation and does not currently intend to cause the Securities to be registered under the Act or any applicable state securities laws;

(g) Absent registration of the Securities, there are stringent conditions for the Purchaser's obtaining an exemption for the resale of the Securities under the Act and any applicable state securities laws;

(h) The Issuer may, from time to time, make stop transfer notations in the Issuer's records to insure compliance with the Act and any applicable state securities law; and

(i) No established market for the Securities exists and it is not anticipated that there will be a public market for any of the Securities in the foreseeable future.

(j) The Purchaser acknowledges that the Securities will be subject to statutory hold periods during which these Securities may not be resold unless a further statutory exemption is available to the Purchaser or an appropriate discretionary order is obtained pursuant to applicable securities laws.

2.04 Manner of Offering. The Purchaser was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the television or radio; and (ii) any seminar or meeting whose attendees had been invited by any general solicitation or general advertising.

2.05 Investment Intent. The Purchaser represents and warrants that:

(a) The Purchaser is acquiring the Securities for the Purchaser's own account and not for or on behalf of any other person and is the only person or entity with a direct or indirect interest in the Securities;

(b) The Purchaser is acquiring the Securities for investment and not for distribution or with the intent to divide the Purchaser's participation with others or of reselling or otherwise distributing the Securities;

(c) Neither the Purchaser nor anyone acting on the Purchaser's behalf has paid any commission or other remuneration to any person in connection with the purchase of the Securities; and

(d) The Purchaser will not sell the Securities without registration under the Act and any applicable state or provincial securities laws or exemption therefrom.

2.06 Residence of the Purchaser. The residence of the Purchaser set forth below is the true and correct residence of the Purchaser and it has no present intention of becoming a resident or domiciliary of any other province, state, country, or jurisdiction.

2.07 Further Assurances. The Purchaser will execute and deliver to the Seller any document, or do any other act or thing, which the Seller may reasonably request in connection with the acquisition of the Securities.

2.08 Ability to Bear Economic Risk. The Purchaser is able to bear the economic risk of an investment in the Securities and to maintain his investment in the Securities for an indefinite period of time, and, further, could bear a total loss of the investment and not change its financial condition, which existed at the time of such investment.

2.09 Corporate.

(a) The Purchaser has enclosed with this a certified corporate resolution authorizing the signature and a copy of the articles of incorporation; and

(b) The Purchaser has the full power and authority to execute this Subscription Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf and this investment in the Seller has been affirmatively authorized by the governing board of such entity and is not prohibited by the governing documents of the entity.

2.10 Reliance by the Seller. The Purchaser understands that the Issuer is relying upon the representations and statements made by the Purchaser, in this Agreement.

2.11 Covenants.

(a) The Purchaser agrees the Securities shall not be sold or otherwise transferred contrary to this Agreement or any applicable law.

(b) The Purchaser agrees to indemnify and hold harmless the Seller and its officers, directors, agents, and affiliates from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) that they may incur by reason of the failure of the Purchaser to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of the representations and warranties made by this Agreement or in any document provided by the Purchaser to the Seller.

(c) The Purchaser acknowledges that if more than one person is executing this document, the obligations of each shall be joint and several and the representations and warranties contained in this Agreement shall be deemed to be made by, and be binding upon, each of these persons and his heirs, executors, administrators, successors and assigns.

(d) The Purchaser acknowledges that this Agreement, upon execution by the Issuer, shall be binding upon its heirs, executors, administrators, successors and assigns.

2.12 Access to Documents and Records. (i) Purchaser has received and reviewed carefully this Agreement; (ii) he has, to the extent he has deemed necessary for advisable, reviewed the aforementioned documents with is investment, tax, accounting and legal advisors ("advisors"); and (iii) he and, where applicable, his advisors have been given a full opportunity to ask questions of and to review answers from representatives of the Company concerning the offering of the Shares and the business, operations and financial condition of the Company, and he and they have received or been given access to such information and documents as are necessary to verify the accuracy of the information furnished to them concerning the Shares.

2.13 Ability to Evaluate Investment Decision. (i) It is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act; (ii) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities; (iii) it has a preexisting close personal, family or business relationship with the Issuer or one of their officers, directors or controlling persons or, by reason of his business and financial experience, he is a sophisticated, well-informed investor otherwise capable of protecting his own interests in connection with its acquisition of the Securities; (iv) he has knowledge of finance, securities and investments, generally, and experience and skill in making investment decisions based on actual participation; and (v) to the extent he has deemed it necessary or advisable, he has consulted with his advisors regarding the merits and risks of an investment in the Securities.

2.14 Tax Matters. The Purchaser acknowledges and agrees that no tax analyses or advice have been furnished to him by the Company.

2.15 Binding Obligations. This Agreement constitutes or will constitute legal, valid and binding obligations of the Purchaser and is or will be enforceable against the Purchaser in accordance with its terms, except as such enforcement is limited by and subject to (i) applicable liquidation, conservatorship, bankruptcy, insolvency, reorganization, fraudulent transfer or conveyance, moratorium or other similar laws, affecting creditors' rights from time to time in effect; and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceedings in equity or at law).

2.16 Exemption under Alberta Law. (at least one Alberta exemption contained in subsection (a) through subsection (e), inclusive, must apply)

    The Purchaser, wherever resident, is one of the following:

      A director, senior officer or control person of the Issuer, or of an affiliate of the Issuer;

      A spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer;

      A parent, grandparent, brother, sister or child of the spouse of a director, senior officer or control person of the Issuer of an affiliate of the Issuer;

      a close friend of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer, and has known the director, senior officer or control person for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of the director, senior officer or control person and is not merely a member of the same organization, association or religious group as the director, senior officer or control person;

      A founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Issuer;

      A parent, grandparent, brother, sister or child of the spouse of a founder of the Issuer;

      A person or company of which a majority of the voting securities are beneficially owned by or a majority of the directors are persons described in paragraphs (i) to (vi) of this subsection;

      a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in paragraphs (i) to (vi) of this subsection; or

      a close business associate of a director, senior officer or control person of the Corporation, or an affiliate of the Corporation, and has had sufficient prior business dealings with the director, senior officer or control person to be in a position to assess the capabilities and trustworthiness of the director, senior officer or control person and is not merely a casual business associate of the director, senior officer or control person or a person introduced or solicited for the purpose of purchasing securities of the Corporation;

    OR

    The Purchaser, wherever resident, is purchasing as principal a sufficient number of Shares such that the aggregate acquisition cost of the Securities to the Subscriber is not less than $97,000 CDN;

    the Subscriber, wherever resident, is a partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator or other legal representative or if the Subscriber is a resident of British Columbia and is a corporation, partnership, party, trust, fund, association or any other organized group of persons and the personal or other legal representative of a person it was not created solely for the purpose of Subscribing for Shares under this exemption and has a bona fide purpose other than investing in the Shares or if the Subscriber was created solely to permit the purchase of Shares under this exemption, the individual share of the aggregate acquisition cost of the Shares to each member or shareholder of the Subscriber is not less than $97,000;

    the Subscriber, wherever resident, is an "accredited investor" as set forth in Schedule "A" attached hereto, which is incorporated herein in its entirety, and the Subscriber has properly complied with and duly executed the Accredited Investor Certificate attached to this Agreement as Schedule "A" indicating the means by which the Subscriber is an "accredited investor" and confirms the truth and accuracy of all statements made by the Subscriber in such certificate; and

    The Subscriber is not a resident of Canada or the US and by virtue thereof is a "non-U.S. person" as defined in Regulation S and confirms that the purchase of the Shares by the Subscriber is not in violation of any applicable laws of its jurisdiction of residence.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE ISSUER

In order to induce the Purchaser to enter into this Purchase Agreement and to acquire the Securities, the Issuer hereby covenants with, and represents and warrants to, the Purchaser as follows:

3.01 Organization, Standing, etc. of the Issuer. The Issuer is a corporation fully organized, validly existing and in good standing under the laws of the State of Utah and has all requisite corporate power and authority to carry on its business, to own and hold its properties and assets, to enter into this Purchase Agreement and to consummate the transactions contemplated hereunder. The copies of the Articles of Incorporation and Bylaws of the Company, which have been delivered to the Purchaser prior to the execution of this Purchase Agreement, are true and complete and have not been amended or repealed.

3.02 Capital Stock. The authorized capital stock of the Company consists solely of Five Hundred Million (500,000,000) shares of Common Stock, of which as of September 10, 2003, Forty-Eight Million Two Hundred Seventeen Thousand and Fifty-Six (48,217,056) shares were issued and outstanding, and such issued shares are duly authorized, validly issued, fully paid and nonassessable. No other shares of capital stock of the Issuer are issued and outstanding. The Securities are duly authorized and, when issued and paid for pursuant to the terms of this Purchase Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

3.03 Corporate Acts and Proceedings. All corporate acts proceedings required for (i) the authorization, execution, and delivery of this Agreement (ii) the offer, issuance and delivery of the Shares and (iii) the performance of this Purchase Agreement have been lawfully and validly taken by the Company, or will have been so taken prior to the Closing Date.

3.04 Compliance with Laws and Other Instruments. The business and operations of the Issuer have been and are being conducted in accordance with all material applicable federal, state and local laws, rules and regulations. The execution, delivery and performance by the Issuer of this Agreement (i) will not require from the Board or shareholders of the Issuer any consent or approval that has not been validly and lawfully obtained; (ii) will not require any authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality of government, except such as shall have been lawfully and validly made or obtained prior to the signing of this Agreement or as a condition to the closing hereof; (iii) will not cause the Issuer to materially violate or contravene (aa) any provision of law, (bb) any rule or regulation of an agency or government, domestic or foreign, (cc) any order, writ, judgment, injunction, decree, determination or award, or (dd) any provision of the Articles of Incorporation or Bylaws of the Company or the Certificate of Good Standing; (iv) will not violate or be in conflict with, result in a breach or of constitute (with or without notice or lapse of time or both) a default under, any indenture, loan or credit agreement, note agreement, deed of trust, mortgage, security agreement or other agreement, lease or instrument, commitment or arrangement to which the Company is currently party or by which the Issuer or any of their properties, assets or rights are bound or affected; and (v) will not result in the creation or imposition of any lien. The Company is not subject to any restriction of any character which prohibits them from entering into this Purchase Agreement which would prevent its performance or compliance with all or any part hereof or thereof or the consummation of the transactions contemplated hereby or thereby.

3.05 Binding Obligations. This Agreement constitutes or will constitute legal, valid and binding obligations of the Company and are or will be enforceable against the Company, in accordance with their respective terms, except as such enforcement is limited by and subject to (i) applicable liquidation, conservatorship, bankruptcy, insolvency, reorganization, fraudulent transfer or conveyance, moratorium or other similar laws affecting creditors' rights from time to time in effect; and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.06 Securities Matters. Based upon and subject to the accuracy of the representations and warranties of the Purchaser in Article III of this Agreement, the offer, issuance and sale of the Securities in accordance with the terms and conditions of this Agreement are and will be exempt from the registration and prospectus delivery requirements of the Act.

3.07 Litigation. Except for pending or threatened claims, if any, against the Issuer of which the Issuer has not been notified, (i) there is no suit, action, litigation, proceeding, claim, complaint, or accusation pending, or to the knowledge of the Issuer threatened, against or adversely affecting the Issuer or its business or to which the Issuer is a party, in any court or before any arbitrator of any kind or before or by any governmental agency (including, without limitation, any federal, state, local, foreign, or other governmental department, commission, board, bureau, agency or instrumentality), and, to the best knowledge of the Issuer, there is no basis for any such suit, action, litigation, proceeding, investigation, claim, complaint, or accusation and (ii) there is not an outstanding order, writ, injunction, decree, judgment or award by any court, arbitrator or governmental body against or adversely affecting the Issuer or its properties, assets, or business.

ARTICLE IV
MISCELLANEOUS PROVISIONS

4.01 Captions and Headings. The Article and Section headings throughout this Agreement are for convenience of reference only and shall in no way be deemed to define, limit or add to any provision of this Agreement.

4.02 Entire Agreement; Amendment. This Agreement states the entire agreement and understanding of the parties and shall supersede all prior agreements and understandings. No amendment of the Agreement shall be made without the express written consent of the parties.

4.03 Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect any other provision hereof, which shall be construed in all respects as if such invalid or unenforceable provision were omitted.

4.04 Notices. All notices, requests, demands, consents, and other communications hereunder shall be transmitted in writing and shall be deemed to have been duly given when hand delivered or sent by certified mail, postage prepaid, with return receipt requested, addressed to the parties as follows:

To the Issuer, at:

335 25th Street, S.E.
Calgary, Alberta T2A 7H8

To the Purchaser, at:

Suite 100, 5720 McLeod Trail, S.
Calgary, Alberta T2H 0J6

Any party may change its address for purposes of this Section by giving notice as provided herein.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

CAN-WEST VENTURE CAPITAL INC., an Alberta corporation	SURE TRACE SECURITY CORPORATION, a Utah corporation
By: /s/ L. Lefebvre Name: L. Lefebvre Title: President	By: /s/ Peter Leeuwerke Name: Peter Leeuwerke Title: Chief Executive Officer

This Schedule must be completed and executed by all Subscribers who are purchasing Shares pursuant to the "Alberta Accredited Investor Exemption"

SCHEDULE "A"

ACCREDITED INVESTOR CERTIFICATE

TO: SURE TRACE SECURITY CORPORATION

In connection with the proposed purchase of securities (the "Securities") of SURE TRACE SECURITY CORPORATION (the "Company"), the undersigned represents and warrants that the undersigned has read the following definition of an "accredited investor" from Multilateral Instrument 45-103 Capital Raising Exemptions and certifies that the undersigned is an accredited investor as it satisfied one or more of the categories indicated below (PLEASE PLACE AN "X" IN THE APPROPRIATE BOXES).

[ ] Category 1	A Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada).
[ ] Category 2	The Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada).
[ ] Category 3	An association under the Cooperative Credit Associations Act (Canada) located in Canada.
[ ] Category 4

A subsidiary of any person or company referred to in categories (1) to (3), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary.

[ ] Category 5

A person or company registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or Securities Act (Newfoundland and Labrador).

[ ] Category 6	An individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person or company referred to in category (5).
[ ] Category 7	The government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the government of Canada or a jurisdiction of Canada.
[ ] Category 8	A municipality, public board or commission in Canada.
[ ] Category 9	Any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government.
[ ] Category 10

A pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority of a jurisdiction of Canada.

[ ] Category 11

An individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000.

[ ] Category 12

An individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year.

[ ] Category 13

A person or company, other than a mutual fund or a non-redeemable investment fund, that, either alone or with a spouse, has net assets of at least $5,000,000, and unless the person or company is an individual, that amount is shown on its most recently prepared financial statements.

[ ] Category 14	A mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors.
[ ] Category 15

A mutual fund or non-redeemable investment fund that, in the local jurisdiction, is distributing or has distributed its securities under one or more prospectuses for which the regulator has issued receipts.

[ ] Category 16

A trust company or trust corporation registered under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada, trading as a trustee or agent on behalf of a fully managed account.

[ ] Category 17

A person or company trading as agent on behalf of a fully managed account if that person or company is registered under the securities legislation of a jurisdiction of Canada as a portfolio manager or under an equivalent category of advisor or is exempt from registration as a portfolio manager or the equivalent category of advisor.

[ ] Category 18	An entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in categories (1) through (5) and category (10) in form and function.
[x] Category 19	A person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

The foregoing representation is true an accurate as of the date of this certificate and will be true and accurate as of Closing Date. If any such representation shall not be true and accurate prior to Closing Date, the undersigned shall give immediate written notice of such fact to the President of the Corporation.
Dated: October 2, 2003	Signed: /s/ L.Lefebvre
____________________________ Witness (If Purchaser is an Individual)	L. Lefebvre Print the name of Purchaser
____________________________ Print Name of Witness	President If Purchaser is a Corporation, print name and title of Authorized Signing Officer

Subscribers that are Non-U.S. Residents must complete this form

SCHEDULE "B"

CERTIFICATE OF NON-U.S. RESIDENTS

The Subscriber covenants, represents and warrants to Sure Trace Security Corp. (the "Issuer") that:

1. The representations and warranties contained herein are made by the Purchaser with the intent that they may be relied upon by the Issuer in determining the Subscriber's suitability as a purchaser of the Shares.

2. The Purchaser has received and read the Issuer's annual report for the year ended December 31, 2002 and the Issuer's quarterly reports for the period ending June 30, 2003 and any amendments to such reports (the "Annual and Quarterly Reports") and the Subscriber is familiar with all terms and provisions thereof.

3. The Purchaser confirms that the purchase of the Shares occurred in an "offshore transaction" in that:

(a) The Purchaser is not an "entity" in the United States

(b) At the time the Subscription Agreement was entered into, and as of the effective date of the Subscription Agreement, the Subscriber was outside of the United States.

(c) The Purchaser is not a U.S. Person. For purposes hereof, "U.S. Person" means:

(i) any natural person resident in the United States;

(ii) any partnership or corporation organized or incorporated under the laws of the United States;

(iii) any estate of which any trustee is a U.S. Person;

(iv) any trust of which any trustee is a U.S. Person;

(v) any agency or branch of a foreign entity located in the United States;

(vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if any individual) resident in the United States; and

(vii) any partnership or corporation if:

(a) organized or incorporated under the laws of any foreign jurisdiction; and

(b) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned by accredited investors (as defined in Rule 501(1) under the Securities Act) who are not natural persons, estates or trusts.

4. The Purchaser has previously been advised that the Subscriber would have an opportunity to review all the pertinent facts concerning the Issuer, and to obtain any additional information which they might request, to the extent possible or obtainable, without unreasonable effort and expense, in order to verify the accuracy of the information contained in the Annual and Quarterly Reports.

5. The Purchaser has personally communicated or been offered the opportunity to communicate with an executive officer of the Issuer to discuss the business and financial affairs of the Issuer, its products and activities, and its plans for the future. The Subscriber acknowledges that if the Subscriber would like to further avail itself of the opportunity to ask additional questions of the Issuer, the Issuer will make arrangements for such an opportunity on request.

6. The Purchaser has been advised that no accountant or attorney engaged by the Issuer is acting as its representative, accountant, or attorney.

ONLY NON-US SUBSCRIBERS
NEED TO COMPLETE AND SIGN

October 2, 2003
Date

/s/ L.Lefebvre
Duly authorized signatory for Subscriber

Can-west Venture Capital Inc.
(Print name of Subscriber)